SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.  20549


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                                       FORM 8-K

                                    CURRENT REPORT


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                          Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934




                   DATE OF REPORT (Date of earliest event reported):
                                  September 19, 1997



                             LONG ISLAND LIGHTING COMPANY
                  (Exact name of registrant as specified in charter)
        New York                  1-3571               11-1019782
(State of Incorporation)   (Commission File No.)   (I.R.S. Employer
                                                   Identification No.)



                175 East Old Country Road, Hicksville, New York  11801
                                     516-755-6650
             (Address and telephone number of Principal Executive Offices)


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Item 5.     Other Events

The Company is filing this Current Report on Form 8-K to provide unaudited pro forma combined condensed financial information for Long Island Lighting Company ("LILCO") and The Brooklyn Union Gas Company ("Brooklyn Union") at June 30, 1997 and for the twelve months ended June 30, 1997 in order to give effect under the purchase method of accounting to the transactions summarized in Exhibit 99.1 hereto and in the assumptions set forth in the notes thereto.

Based on current facts and circumstances, LILCO and Brooklyn Union believe that the applicability of the purchase method of accounting is probable. If the LIPA Transaction is not consummated, it is possible that the combination between LILCO and Brooklyn Union would qualify for the pooling of interests method of accounting.

The unaudited pro forma combined  condensed  financial  information set forth in
Exhibit 99.1 to this Current Report on Form 8-K reflects the condensed consolidated financial information of LILCO and Brooklyn Union contained in their respective Quarterly Reports on Form 10-Q filed on August 14, 1997, which Quarterly Report of Brooklyn Union is attached hereto as Exhibit 99.2. Exhibits
99.1 and 99.2 are hereby incorporated by reference in response to this Item 5.


Item 7.     Financial Statements, Pro Forma Financial
            Information and Exhibits

The unaudited pro forma combined condensed financial information and Brooklyn Union's Quarterly Report on Form 10-Q filed on August 14, 1997, referred to above in Item 5 and incorporated herein by reference, are attached hereto as the following Exhibits:

Exhibit
Number

99.1 Unaudited pro forma combined condensed financial information for LILCO and Brooklyn Union at June 30, 1997 and for the twelve months ended June 30, 1997.

99.2        Brooklyn Union 10-Q Report for the quarter ended June
            30, 1997.








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                                   SIGNATURE




            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:      September 19, 1997


                                    LONG ISLAND LIGHTING COMPANY
                                               Registrant


                                    By /s/ Anthony Nozzolillo
                                    -------------------------
                                        ANTHONY NOZZOLILLO
                                  Senior Vice President - Finance







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


                                 Exhibit Index


Exhibit
Number

15 Arthur Andersen Letter Re: Unaudited Interim Financial Information, begins on page 5.

99.1 Unaudited pro forma combined condensed financial information for LILCO and Brooklyn Union at June 30, 1997 and for the twelve months ended June 30, 1997, begins on page 6.

99.2 Brooklyn Union 10-Q Report for the quarter ended June 30, 1997 begins on page 13.



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